UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 28, 2019

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

722 Columbia Avenue

Franklin, Tennessee 37064

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 615-236-2265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is hereby made to the Current Report on Form 8-K filed by Franklin Financial Network, Inc. (the “Company”) on March 8, 2019.

On August 28, 2019, the Company and Franklin Synergy Bank (the “Bank”), a wholly-owned subsidiary of the Company, entered into employment agreements (collectively, the “Employment Agreements”) with each of (i) J. Myers Jones, III, the Chief Executive Officer of the Company and the Bank (formerly the Interim Chief Executive Officer of the Company and the Bank), (ii) Christopher J. Black, the Chief Financial Officer of the Company and the Bank, and (iii) David J. McDaniel, IV, the Bank’s Chief Lending Officer, Williamson County President, and Executive Vice President (collectively, the “Executive Officers”). In addition, on August 28, 2019, each of the Executive Officers also entered into non-compete and non-solicitation agreements (collectively, the “Non-Compete and Non-Solicitation Agreements”), pursuant to which, among other things, each of the Executive Officers agreed, during the term of his employment and for a period of 12 months thereafter, not to (i) solicit customers, employees or independent contractors of the Bank and (ii) engage in certain activities that would compete with the Bank.

The terms of the Employment Agreements for each of the Executive Officers are summarized below.

J. Myers Jones, III Employment Agreement

Pursuant to the terms of Mr. Jones’ Employment Agreement, Mr. Jones is entitled to, among other things:

•

An annual base salary of not less than $453,000 for the 12 month period ending August 28, 2020 and not less than $498,000 for the remainder of the term, subject to annual review for increase (but not decrease);

•	Be eligible to receive (but not entitled to) discretionary cash bonuses or other incentive compensation, including equity compensation;

•	Participate in the Company’s equity compensation plans and any employee benefit plans available to similarly situated employees;

•

If Mr. Jones’ employment is terminated by the Company or the Bank without Cause (as defined in Mr. Jones’ Employment Agreement), by Mr. Jones with Good Reason (as defined in Mr. Jones’ Employment Agreement) or upon the Term Expiration (as defined in Mr. Jones’ Employment Agreement), (i) his base salary through the date of termination, (ii) an amount equal to two times the base salary to be paid to Mr. Jones for the second 12 month period of the term of his Employment Agreement (which base salary amount is $498,000), payable in equal monthly installments over 24 months, (iii) an amount equal to two times his three-year average annual cash incentive payments, payable in equal monthly installments over 24 months, and (iv) all outstanding, unearned and unvested equity awards will automatically become earned or vest in full on the termination date;

•

If Mr. Jones’ employment is terminated due to death or Disability (as defined in Mr. Jones’ Employment Agreement), (i) his base salary through the end of the next pay period following the date of termination, and (ii) all outstanding, unearned and unvested equity awards will automatically become earned or vest in full on the termination date; and

•

Upon a Change In Control (as defined in the Franklin Financial Network, Inc. Amended and Restated 2017 Omnibus Incentive Compensation Plan), all outstanding, unearned and unvested equity awards will automatically become earned or vest in full on the date of such Change In Control.

Unless earlier terminated pursuant to the terms of his Employment Agreement, the term of Mr. Jones’ Employment Agreement will end on October 15, 2021, subject to automatic annual renewals for additional one-year terms unless either party gives written notice of its election to terminate the agreement at least 150 days prior to the end of any such term.

Christopher J. Black Employment Agreement

Pursuant to the terms of Mr. Black’s Employment Agreement, Mr. Black is entitled to, among other things:

•	An annual base salary of not less than $362,870, subject to annual review for increase (but not decrease);

•	Be eligible to receive (but not entitled to) discretionary cash bonuses or other incentive compensation, including equity compensation;

•	Participate in the Company’s equity compensation plans and any employee benefit plans available to similarly situated employees;

•

If Mr. Black’s employment is terminated by the Company or the Bank without Cause (as defined in Mr. Black’s Employment Agreement) or by Mr. Black with Good Reason (as defined in Mr. Black’s Employment Agreement), (i) his base salary through the date of termination, (ii) an amount equal to two times his then-current base salary, payable in equal monthly installments over 24 months, (iii) an amount equal to two times his three-year average annual cash incentive payments, payable in equal monthly installments over 24 months, and (iv) all outstanding, unearned and unvested equity awards will automatically become earned or vest in full on the termination date;

•

If Mr. Black’s employment is terminated due to death or Disability (as defined in Mr. Black’s Employment Agreement), (i) his base salary through the end of the next pay period following the date of termination, and (ii) all outstanding, unearned and unvested equity awards will automatically become earned or vest in full on the termination date; and

•

Upon a Change In Control (as defined in the Franklin Financial Network, Inc. Amended and Restated 2017 Omnibus Incentive Compensation Plan), all outstanding, unearned and unvested equity awards will automatically become earned or vest in full on the date of such Change In Control.

Unless earlier terminated pursuant to the terms of his Employment Agreement, the term of Mr. Black’s Employment Agreement will end on August 28, 2022, subject to automatic annual renewals for additional one-year terms unless either party gives written notice of its election to terminate the agreement at least 150 days prior to the end of any such term.

David J. McDaniel, IV Employment Agreement

Pursuant to the terms of Mr. McDaniel’s Employment Agreement, Mr. McDaniel is entitled to, among other things:

•	An annual base salary of not less than $360,133, subject to annual review for increase (but not decrease);

•	Be eligible to receive (but not entitled to) discretionary cash bonuses or other incentive compensation, including equity compensation;

•	Participate in the Company’s equity compensation plans and any employee benefit plans available to similarly situated employees;

•

If Mr. McDaniel’s employment is terminated by the Bank without Cause (as defined in Mr. McDaniel’s Employment Agreement) or by Mr. McDaniel with Good Reason (as defined in Mr. McDaniel’s Employment Agreement), (i) his base salary through the date of termination, (ii) an amount equal to two times his then-current base salary, payable in equal monthly installments over 24 months, (iii) an amount equal to two times his three-year average annual cash incentive payments, payable in equal monthly installments over 24 months, and (iv) all outstanding, unearned and unvested equity awards will automatically become earned or vest in full on the termination date;

•

If Mr. McDaniel’s employment is terminated due to death or Disability (as defined in Mr. McDaniel’s Employment Agreement), (i) his base salary through the end of the next pay period following the date of termination, and (ii) all outstanding, unearned and unvested equity awards will automatically become earned or vest in full on the termination date; and

•

Upon a Change In Control (as defined in the Franklin Financial Network, Inc. Amended and Restated 2017 Omnibus Incentive Compensation Plan), all outstanding, unearned and unvested equity awards will automatically become earned or vest in full on the date of such Change In Control.

Unless earlier terminated pursuant to the terms of his Employment Agreement, the term of Mr. McDaniel’s Employment Agreement will end on August 28, 2022, subject to automatic annual renewals for additional one-year terms unless either party gives written notice of its election to terminate the agreement at least 150 days prior to the end of any such term.

The above description of the terms of the Employment Agreements and Non-Compete and Non-Solicitation Agreements for the Executive Officers is not complete and is qualified by reference to the complete documents, which are attached hereto as Exhibits 10.1-10.6 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 3, 2019, the Company issued a press release (the “Press Release”) announcing the appointment of Mr. Jones as Chief Executive Officer of the Company and the Bank, the appointment of Lee Moss as the President of the Company (formerly the Interim President) and the entry into the Employment Agreements. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, by and among Franklin Financial Network, Inc., Franklin Synergy Bank and J. Myers Jones, III

10.2	Employment Agreement, by and among Franklin Financial Network, Inc., Franklin Synergy Bank and Christopher J. Black

10.3	Employment Agreement, by and between Franklin Synergy Bank and David J. McDaniel, IV

10.4	Non-Compete and Non-Solicitation Agreement, by and among Franklin Financial Network, Inc., Franklin Synergy Bank and J. Myers Jones, III

10.5	Non-Compete and Non-Solicitation Agreement, by and among Franklin Financial Network, Inc., Franklin Synergy Bank and Christopher J. Black

10.6	Non-Compete and Non-Solicitation Agreement, by and between Franklin Synergy Bank and David J. McDaniel, IV

99.1	Press Release, dated September 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Christopher J. Black
Christopher J. Black
Executive Vice President and Chief Financial Officer

Date: September 3, 2019